Lehman Brothers CEO Energy/Power Conference September 2007 Lehman Brothers CEO Energy/Power Conference September 2007 Exhibit 99.1

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the proposed acquisition, uncertainties inherent in the exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
Growing Per Share Value
Acquiring oil and gas properties with large development
inventory and exploration option
Paid $12/BOE avg. for 500 MMBOE proven
2003 - 3TEC Energy (50% stock / 50% cash)
2004 - Nuevo Energy (100% stock)
2005 - California producing properties (100% cash)
2007 - Piceance (5% stock / 95% cash)
2007 - Pogo Producing (60% stock / 40% cash)
Selling non-core oil and gas properties to enhance asset
portfolio
Received $16/BOE avg. for 130 MMBOE proven
2004 - Pacific Offshore, Illinois, South Texas
2005 - East Texas
2006 - Non-core California, West Texas
2006 - Gulf of Mexico discoveries

PXP
Growing Per Share Value
Share Repurchases
2006 - 6.7 MM shares, 9 percent outstanding
2007 - 1.0 MM shares, 1 percent outstanding
Growing Organically
2006 - GOM discoveries: Big Foot and Caesar
$70 MM invested and sold for $706 MM
2007 - GOM discoveries: Friesian, Flatrock Area
(Flatrock, Hurricane Deep, Cottonwood Point)
2008 - Significant production increase forecast
Flatrock Area, Piceance Basin, Pogo assets

PXP
Pogo Transaction
Enhances Growth Opportunities
Large US onshore development inventory
Conventional and unconventional resources in high quality
basins
Interesting international exploratory opportunities
Talented technical staff and large seismic database
Positive Financial Impact
Accretive on cash flow and production per share without
diluting reserves per share exposure
Solid balance sheet with significant flexibility
Meaningful cost savings

PXP
Deal Strength
PXP
Historical
Per Share Metrics
+129% $478,974 $209,162 Adjusted EBITDA
(1)
+56% 114,216 73,382 Weighted Avg. Common
Shares Outstanding - Diluted
Unchanged
~5.00 ~5.00 Proved Reserves
(3)
(BOE)
+31% .17 .13
Sales Volumes (BOE)
+29% $5.28 $4.10 Operating Margin
(2)
% Change
Combined
Pro Forma
(1) Adjusted EBITDA is a Non-GAAP measure. See the end of this presentation for an explanation and reconciliation of EBITDA.
(2) Operating margin represents GAAP revenue net of GAAP production costs.
(3) Estimated proved reserves as of December 31, 2006. PXP proved reserves give effect to the May 2007 acquisition of the
Piceance Basin properties. Combined pro forma information gives effect to the merger with Pogo, including its significant acquisitions and divestitures which occurred during 2007 as if the transaction occurred on December 31,2006.
For the six months ended 6/30/07, in thousands except per share data.

7 PXP California Rockies Permian Basin Panhandle Gulf Coast Gulf of Mexico Pro Forma Key Asset Areas Oil Gas

8 PXP Meaningful value growth per share GROWTH Today Future Substantial cash flow per share DEVELOPMENT Proven Operating Strategy

PXP
Per Share Cash Flow Accretion
Through Execution of Development Strategy
San Juan
Madden
South Texas
Permian Basin
California Onshore
“Large inventory of cash
generating assets”
~75% Total
Sales Volumes

PXP
Per Share Operating Accretion
Through Execution of Growth Strategy
“Lots of ways to win”
Flatrock Area - GOM
Deepwater - GOM
Rockies
Panhandle/Gulf Coast
Vietnam/New Zealand
California Offshore
Real Estate

PXP
Exploration
Gulf of Mexico
Friesian
New Orleans
Discoveries
Discoveries
2007 Drilling or Planned
2007 Drilling or Planned
Cas
20+ prospect
inventory beyond
current 2007 drills
20+ prospect
inventory beyond
current 2007 drills
Vicksburg
Buckhorn
Bob North
Hurricane Deep
Flatrock
Mound Point
South
Cottonwood
Point
Flatrock Area

PXP
Rockies
Piceance Basin
CVGS expansion: stage 1 completed
Aug. 30, stage 2 on schedule for mid-Sept.
completion; gross capacity increases to
100 MMCFPD
CVGS stage 3 on schedule for 1st QTR
2008, gross capacity increases to 120
MMCFPD; Buzzard Creek project on
schedule
33 MMCFPD net current production
72 MMCFPD net estimated by year-end
Drilled 20+ productive wells since June 1
45 to 50 wells remaining in 2007
Green River Basin
Eagle Project development permitting in
progress
Green River
Basin
Wyoming
Colorado
Piceance Basin

PXP
Panhandle/Gulf Coast
Panhandle
375,000 net acres
715 square miles of 3D seismic
Average working interest over 80%
Gulf Coast
175,000 net acres
(1)
1,000 square miles of 3D seismic
Generally 50% to 100% working
interest
(1) Leased or optioned.

PXP
Vietnam/New Zealand
Vietnam Block 124
1,480,000 net acres
Multiple Miocene leads
New Zealand
Northern Taranaki
522,000 net acres
Multiple prospects: 1 planned in
November 2007, 50% carried
interest
East Coast Basin
5,310,000 net acres
Multiple Miocene and Cretaceous
leads
New Zealand
Vietnam

PXP
Offshore California
Pt. Pedernales Unit
Pt. Arguello/Rocky Point
Pt. Arguello/Rocky Point
Permits required for development
T-Ridge lease permit filed
California
T- Ridge
Prospect Area
T- Ridge
Prospect Area

16 PXP California Real Estate Montebello Preparation in Progress

PXP
PXP Portfolio
“Lots of ways to win”
Per Share Operating
Accretion
“Large inventory of cash
generating assets”
Real Estate
California Offshore
Vietnam/New Zealand
Panhandle/Gulf Coast
Rockies
Deepwater - GOM
Flatrock Area - GOM
San Juan
Madden
South Texas
Permian Basin
California Onshore
Per Share Cash Flow
Accretion

PXP
Per Share Financial Accretion
Through Share Repurchase & Debt Reduction
“Proven consistent value generator”
Asset sales capture arbitrage value between
cash and equity markets
Master limited partnership potential

PXP
Maintaining Financial Flexibility
Financial commitments obtained for Pogo transaction
Positioned to take advantage of arbitrage between equity
and property market asset values
Target BB family credit metrics over time
Maintain commodity price protection
- 2,500 Bbls/d 8,000 Bbls/d Oil Collars
(1)
$60.00 - $80.13
(2)
$53.13 - 79.27
(2)
32,500 47,000 73,000 Total BOEPD
$55 Strike $55 Strike $55 Strike
- 15 MMcf/d 90 MMcf/d Gas Collars
(1)
$8.00 - $12.11
(2)
$6.33 - $12.45
(2)
32,500 Bbls/d 42,000 Bbls/d 50,000 Bbls/d Oil Puts
2009 2008 2007
Pro Forma
(1) Existing Pogo hedges. (2) Weighted average price.

20 PXP Compelling Investment Growing Per Share Value Solid Operating and Financial Strategies Commodity Price Protection

Addendum Addendum

PXP
GAAP to Non-GAAP Reconciliation
6 Months Ended June 30, 2007
-
$         478,974 $       209,162 Adjusted EBITDA
93,730
G&A costs of Laramie Energy, LLC included in
combined Pro forma results
25,000 - Estimated cost savings related to the Pogo merger
360,244 209,162 EBITDA
287,323 111,201 Depreciation, depletion, and amortization
75,049 17,058 Interest expense
(7,879)
35,015 Income tax expenses (benefit)
$             5,751 $         45,888 Net income
Combined
Pro Forma
PXP
Historical
EBITDA represents net earnings before income taxes, interest expense, depreciation, depletion and amortization.
The pro forma combined EBITDA is net of an estimated $25 million ($50 million on an annual basis) of costs savings related to the Pogo merger and an estimated $93.7 million for noncash compensation of Laramie Energy, LLC related to the Piceance
Basin acquisition. We did not assume any equity compensation arrangements or retain any of Laramie Energy LLC’s corporate management or staff.
EBITDA is a performance measure that is not calculated in accordance with GAAP, and should not be considered as an alternative to net income before taxes, net cash flow from operating activities or any other measure of financial performance presented in accordance with GAAP.  EBITDA calculations may vary among entities, so our computation of
EBITDA may not be comparable to EBITDA or similar measures of other entities.

PXP
Additional Information
PXP AND POGO HAVE FILED A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH
THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO
READ CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES
AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING PXP, POGO AND THE
ACQUISITION.
A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF PXP
SEEKING THEIR APPROVAL OF THE ISSUANCE OF SHARES OF PXP STOCK TO BE USED AS MERGER
CONSIDERATION AND SECURITY HOLDERS OF POGO SEEKING THEIR APPROVAL OF THE ACQUISITION.
INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY
STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY PXP AND POGO WITH
THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO
PXP) MAY ALSO BE OBTAINED FOR FREE  FROM PXP BY DIRECTING A REQUEST TO PLAINS
EXPLORATION & PRODUCTION COMPANY, 700 MILAM, SUITE 3100, HOUSTON, TX 77002, ATTENTION:
JOANNA PANKEY; TELEPHONE: (713) 579-6000, E-MAIL: JPANKEY@PXP.COM.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO
POGO) MAY ALSO BE OBTAINED FOR FREE FROM POGO BY DIRECTING A REQUEST TO POGO
PRODUCING COMPANY, 5 GREENWAY PLAZA, SUITE 2700, HOUSTON, TX 77046, ATTENTION: CLAY
JEANSONNE, TELEPHONE: (713) 297-5000, E-MAIL:JEANSONC@POGOPRODUCING.COM.

PXP
PXP, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from PXP’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition is contained in the joint proxy statement/prospectus on file with the SEC. Information concerning beneficial ownership of PXP stock by its directors and certain executive officers is included in its proxy statement dated March 29, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.
Pogo, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Pogo’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition is contained in the joint proxy statement/prospectus on file with the SEC. Information concerning beneficial ownership of Pogo stock by its directors and certain executive officers is included in its proxy statement dated April 20, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.
Additional Information

Lehman Brothers CEO Energy/Power Conference September 2007 Lehman Brothers CEO Energy/Power Conference September 2007